EXHIBIT 99.4


                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS


                                                                                Pages
                                                                                -----
Consolidated balance sheets of the Company as of March 31, 2002                  F-1
Consolidated statements of operations for the three and six months
  ended March 31, 2002                                                           F-2
Cash flows of the Company for the six months ended March 31, 2002.               F-3
Notes to Interim Condensed Financial Statements March 31, 2002                   F-4

                         REALITY WIRELESS NETWORKS, INC.
                             CONDENSED BALANCE SHEET

                                                                               March 31,
                                                                                 2002
                                                                             ------------
                                                                              (Unaudited)
ASSETS

Current assets:
  Cash                                                                        $     9,987
  Accounts receivable - trade                                                       2,564
  Inventory                                                                        58,058
  Other current assets                                                             29,617
                                                                              -----------
    Total current assets                                                          100,226

Fixed Assets, less accumulated depreciation of $14,583                             79,837
Goodwill                                                                          165,172
                                                                              -----------
                                                                              $   345,235
                                                                              ===========

                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities:
  Notes payable                                                               $   663,655
  Current portion of leases payable                                                29,491
  Accounts payable                                                                668,072
  Accrued expenses                                                                120,760
                                                                              -----------
    Total current liabilities                                                   1,481,978
                                                                              -----------

Long term portion of leases payable                                                77,346

Stockholders' equity (deficit):
  Common stock, $.001 par value, 25,000,000 shares
    Authorized:  9,492,964 shares issued and outstanding:                           9,493
    Capital stock receivable                                                         (797)
  Paid-in capital                                                                (463,982)
  Accumulated deficit                                                            (758,803)
                                                                              -----------
    Total stockholders' equity (deficit)                                       (1,214,089)
                                                                              -----------
                                                                              $   345,235
                                                                              ===========

        See accompanying notes to interim condensed financial statements.

                         REALITY WIRELESS NETWORKS, INC.
                        CONDENSED STATEMENT OF OPERATIONS
                                   (Unaudited)

                                                   Three months         Six months
                                                  ended March 31,     ended March 31,
                                                       2002                2002
                                                  --------------      ---------------
Revenue                                            $    44,087         $    87,501
Cost of sales:                                          86,598             203,632
                                                   -----------         -----------

Gross margin                                           (42,511)           (116,131)

Engineering and development                             45,367              62,690
Selling and marketing expenses                          92,000             122,334
General and administrative                             294,130             491,982
                                                   -----------         -----------
                                                       431,497             677,006
                                                   -----------         -----------

Income (loss) from operations                         (474,008)           (793,137)

Other income (expense):
Forgiveness of debt                                     47,112              47,112
Interest expense, net                                   (5,275)            (12,778)
                                                   -----------         -----------
                                                        41,837              34,334
                                                   -----------         -----------

                                                   -----------         -----------
Net income (loss)                                  $  (432,171)        $  (758,803)
                                                   ===========         ===========

Basic and diluted income (loss) per common share   $     (0.05)        $     (0.04)
                                                   ===========         ===========

Weighted average shares outstanding                  9,492,964           8,000,000
                                                   ===========         ===========











        See accompanying notes to interim condensed financial statements.

                         REALITY WIRELESS NETWORKS, INC.
                        CONDENSED STATEMENT OF CASH FLOWS
                                   (Unaudited)

                                                                            Six months
                                                                          ended March 31,
                                                                               2002
                                                                          --------------
Cash flows from operating activities:
  Net income (loss)                                                         $(758,803)
    Adjustments to reconcile net income to net cash
      used in operating activities:
    Depreciation and amortization                                              16,302
  Changes in operating assets and liabilities
    Accounts receivable                                                        (3,407)
    Inventory                                                                 133,596
    Other current assets                                                      (26,148)
    Accounts payable and accrued expenses                                     756,437
                                                                            ---------
        Net cash provided by operating activities                             117,977
                                                                            ---------

Cash flows from investing activities:
  Purchase of equipment                                                        (8,282)
  Proceeds from sale of assets                                                     --
                                                                            ---------
        Net cash used in investing activities                                  (8,282)
                                                                            ---------

Cash flows from financing activities:
  Stock issued for cash
  Proceeds from notes payable                                                 360,000
  Payments on leases payable                                                   (4,42)
  Stock issued in connection with Asset Purchase Agreement                   (455,286)
                                                                            ---------
        Net cash used in financing activities                                 (99,708)
                                                                            ---------

Net increase in cash and cash equivalents                                       9,987
Cash and cash equivalents at beginning of period                                   --
                                                                            ---------
Cash and cash equivalents at end of period                                  $   9,987
                                                                            =========

Cash paid for:
  Interest                                                                  $  12,792

        See accompanying notes to interim condensed financial statements.

                            REALITY WIRELESS NETWORKS
                 NOTES TO INTERIM CONDENSED FINANCIAL STATEMENTS
                                 March 31, 2002


Note 1:Presentation

The condensed balance sheet of the Company as of March 31, 2002, the related condensed statements of operations for the three ended March 31, 2002 and the statements of cash flows for the three months ended March 31, 2002 included in the condensed financial statements have been prepared by the Company without audit. In the opinion of management, the accompanying condensed financial statements include all adjustments (consisting of normal, recurring adjustments) necessary to summarize fairly the Company's financial position and results of operations. The results of operations for the three months ended March 31, 2002 are not necessarily indicative of the results of operations for the full year or any other interim period.

Note 2 - Reverse Merger

On March 5, 2002, Reality Networks entered into an Asset Purchase Agreement with Dicom. In March 2002, the Asset Purchase Agreement became effective (the Purchase Agreement). In accordance with the Purchase Agreement, Dicom changed its name to Reality Wireless Networks. Pursuant to the Purchase Agreement, all of the outstanding common shares of Reality Networks were exchanged for 8,449,320 shares of Reality Wireless. The transaction was regarded as a reverse merger whereby Reality Wireless was considered to be the accounting acquirer as it retained control of Dicom after Purchase Agreement.

Since Dicom's balance sheet is insignificant, a pro-forma consolidated balance sheet is not presented here.